UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  _____________

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 26, 2006


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

        Florida                        0-11102                   59-1564329
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
of Incorporation)                                            Identification No.)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On December 26, 2006 four executives and two non-executives of Ocean Bio-Chem, Inc. (the "Company") each entered into written sales plans pursuant to the guidance specified by Rule 10b5-1 under the Securities Exchange Act of 1934 to sell an aggregate of 143,000 shares. The executives are:

         Peter G. Dornau        President and CEO
         Edward Anchel          Vice President and CFO
         Jeffrey J. Tieger      Vice President
         Gregor M. Dornau       Vice President

     Each plan has been approved pursuant to the terms of the Company's insider trading policy and is part of the individual's long-term strategy to diversify assets and provides for the sale of shares of common stock of the Company in connection with exercises of vested stock options. Other Company executives may from time to time adopt 10b5-1 plans.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               Ocean Bio-Chem, Inc.


December 29, 2006                              /s/ Edward Anchel
                                               ---------------------------------
                                               Edward Anchel
                                               Vice President - Finance and
                                               Chief Financial Officer